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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 ----------------
                                | SEC FORM 8-K/A |
                                 ----------------

                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  December 1, 2004

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  OTCBB: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
             (State of incorporation)          (IRS Employer ID)

                               Company Address

                            World Associates, Inc.
                        28310 Roadside Drive, Suite 120
                           Agoura Hills, CA 91301

                                818-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033




ITEM 8.01 OTHER EVENTS

PREVIOUS REPORT ON FORM 8-K

The Company previously reported the details of a settlement with Robert E. O'Leary in a report filed on Form 8-K on June 25, 2004. That report is hereby incorporated into this amended filing by reference.

In general, the report provided the details of a transaction between the Company and Mr. O'Leary where the Company acquired certain joint venture interests from Mr. O'Leary in consideration for its common stock. There was a subsequent disagreement regarding the value of those joint ventures, among other things. The matter was settled WITHOUT litigation through negotiation.

Part of the disagreement with O'Leary resulted from the fact that a joint venture partner of O'Leary's filed a lawsuit against O'Leary. They also named the Company, and its wholly owned subsidiary, Superior Real Estate, Inc. That lawsuit was later dismissed. The following disclosure is hereby added to the end of ITEM 5 (Other Events) in the above referenced 8-K.

LANGUAGE ADDED TO ITEM 5:

A joint venture partner of Robert O'Leary filed a lawsuit against O'Leary in connection with a previous interest O'Leary had in the Fairmont Estates joint venture. The Company and its wholly owned subsidiary were named in that lawsuit. The following disclosure is made regarding that lawsuit, as required by Item 103(a) of Regulation S-B.

DATE PROCEEDING BEGAN:
February 24, 2004

NAME OF THE COURT:
Riverside County Superior Court:  Case No.  RIC 408132

PRINCIPAL PARTIES:
Keith Woodward, Beaumont Springs Ranch, LLC and Beaumont Heights Ranch vs. Robert E. O'Leary, Monterey Homes, and affiliates. World Associates, Inc. and Superior Real Estate, Inc. were also named in the suit.

DESCRIPTION OF FACTS:

The Plaintiff in this case sued for fraud, breach of fiduciary duty, rescission and restitution, conversion, common count money had and received, unjust enrichment, constructive trust and for an accounting of the funds from the loan.
 The plaintiff was disgruntled about the progress of a joint venture called Fairmont Estates. The plaintiff was originally a joint venture partner with Mr. O'Leary and other of his affiliates. The plaintiff claimed that Mr. O'Leary did not keep the plaintiff informed about the progress of the joint venture that related to the property, about the status of a loan secured against the joint venture property and the use of the proceeds from that same loan.

RELIEF SOUGHT:

The Plaintiff's complaint sought to keep the joint venture property from being transferred, an accounting that related to the use of proceeds from a loan secured by the joint venture property, a rescission of the joint venture and to recover the costs of the suit.

THE OUTCOME:

The facts showed the plaintiff actually signed loan documents for a loan, but he claimed to be uninformed about it. The loan was to pay for predevelopment costs and the funds were under the supervision of the lender that provided them. When the facts came to light, the plaintiff agreed to take no further action to require the Company to answer the suit. The plaintiff signed a Request for Dismissal on June 4, 2004.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
/s/  Randall Prouty, President		Date:  May 25, 2005